EXHIBIT 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Kay L. Toolson, CEO of Monaco Coach Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant  to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Monaco Coach Corporation on Form 10-Q for the quarterly period ended September 28, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report of Monaco Coach Corporation on Form 10-Q fairly presents in all material respects the financial condition and results of  operations of Monaco Coach Corporation.

By:	/s/ Kay L. Toolson
Kay L. Toolson
Chief Executive Officer

I, P. Martin Daley, CFO of Monaco Coach Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant  to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Monaco Coach Corporation on Form 10-Q for the quarterly period ended September 28, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report of Monaco Coach Corporation on Form 10-Q fairly presents in all material respects the financial condition and results of  operations of Monaco Coach Corporation.

By:	/s/ P. Martin Daley
P. Martin Daley
Chief Financial Officer

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